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                         HARTFORD LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT TWO

               TAX SHELTERED ANNUITY/INDIVIDUAL RETIREMENT ANNUITY
                PRE-SUBSTITUTION SUPPLEMENT DATED AUGUST 12, 1999

                       TO THE PROSPECTUS DATED MAY 3, 1999

On August 11, 1999, Hartford Life Insurance Company and Hartford Life Insurance Company Separate Account Two, filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of Hartford Advisers HLS Fund, Inc. for shares of American Century Variable Portfolios, Inc. American Century VP Advantage. To the extent required by law, approval of this substitution will also be obtained from the state insurance regulators in certain jurisdictions. If such approvals are granted, the American Century VP Advantage Sub-Account will no longer be an available investment option under the Contract.

Contract Owners and Participants with Contract values allocated to the American Century VP Advantage Sub-Account as of the date of this supplement may remain in the Sub-Account until the earlier of: (1) the date they transfer their Account value out of the American Century VP Advantage Sub-Account; or (2) the date the proposed substitution is completed. However, no transfers or new Contributions may be made to the American Century VP Advantage Sub-Account on or after the date of this supplement. Contract Owners and Participants who have a dollar-cost averaging program or other scheduled payment plan in effect that includes the American Century VP Advantage Sub-Account as of the date of this supplement will be able to continue such pre-scheduled transactions until the date the proposed substitution is completed.

Under the proposed substitution, from the date of this supplement until the date of the proposed substitution, Contract Owners and Participants will be allowed to transfer Account value out of the American Century VP Advantage Sub-Account to any other Sub-Account available under the Contract. Because we have waived the transfer fee under the Contract, no transfer fee will apply to any such transfers. In addition, because we have waived the transfer fee, such transfers will not be counted to determine if the number of free transfers has been exceeded. If a Contract Owner or Participant exercises his or her right to execute such a transfer, it will not be considered to be a transfer between competing Sub-Accounts. However, a transfer to the General Account option, of any assets, which were previously held in the General Account option at any time during the preceding three (3) months, will not be permitted. On the date the substitution is completed and Account value is automatically transferred to the Hartford Advisers HLS Sub-Account, Contract Owners and Participants will not be charged a transfer fee, nor will the transfer be included when determining whether the number of free transfers has been exceeded. The proposed substitution will not affect your rights or our obligations under the Contract. Other than as stated in this supplement, we will not exercise any rights that we may

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have under the Contract to impose additional restrictions on transfers for a period of at least 30 days after the date of the proposed substitution.

The terms and conditions of our application are subject to change and any SEC exemptive order, if and when granted, may differ from the proposed substitution.

This supplement should be retained with your Prospectus for future reference.

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